UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2026

DIGITAL ASSET ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42612	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

174 Nassau Street,

Suite 2100

Princeton, New Jersey 08542

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (609) 924-0759

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	DAAQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	DAAQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole redeemable warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DAAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On October 7, 2026, Digital Asset Acquisition Corp., a Cayman Islands exempted company (“DAAQ” or “Parent”), entered into a merger agreement with Titan Strategics Holdings Ltd, a Cayman Islands exempted company (“Titan” or the “Company”) (as it may be amended and/or restated from time to time, the “Merger Agreement”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

Titan Strategics AS, a wholly owned subsidiary of the Company, holds exploration permits for the Billingen Project, comprising an aggregate license area of approximately 207 km2 in the Billingen-Falbygden region of Sweden, and carries on the business of holding and maintaining such permits and conducting exploration activities thereunder.

The board of directors of DAAQ has unanimously approved and declared advisable the Merger Agreement and the Business Combination (as defined below) and resolved to recommend approval of the Merger Agreement and related matters to DAAQ’s shareholders. Following the date of the Merger Agreement and prior to the Domestication (as defined below), Parent shall incorporate a Cayman Islands exempted company and wholly owned subsidiary of Parent (“Merger Sub”), to be incorporated for the sole purpose of effectuating the Merger (as defined below). Following the incorporation of Merger Sub, Parent shall cause Merger Sub to enter into a joinder to the Merger Agreement.

Pursuant to the terms of the Merger Agreement, DAAQ shall de-register from the Cayman Islands by way of continuation out of the Cayman Islands and into the State of Delaware and domesticate as a Delaware corporation (the “Domestication”), and concurrently with the Domestication, DAAQ shall change its name to “Renaissance Nuclear, Inc.” On the Closing Date (as defined below), (i) Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as the surviving company (as defined in the Companies Act (As Revised) of the Cayman Islands) (the “Surviving Company”) and becoming a wholly-owned subsidiary of Parent as a result of the Merger; and (ii) upon the effectiveness of the Merger, the Surviving Company will change its name to a name to be mutually agreed by the parties prior to the Closing.

The Domestication and Merger

In accordance with the Merger Agreement, and subject to the satisfaction or waiver of the conditions set forth therein, on the day that is at least one business day prior to the Effective Time (as defined below), DAAQ shall effectuate the Domestication. Immediately prior to the Domestication, each Parent Class B Ordinary Share issued and outstanding immediately prior to the Domestication shall be automatically converted into one Parent Class A Ordinary Share and there shall be no Parent Class B Ordinary Shares outstanding thereafter.

In connection with the Domestication, DAAQ will (i) file a certificate of incorporation with the Secretary of State of the State of Delaware substantially in the form attached as Exhibit 3.1 hereto (the “Parent Certificate of Incorporation”) and incorporated by reference herein, whereby Parent shall have one class of common stock, par value $0.0001 per share (the “Parent Common Shares”); and (ii) adopt bylaws substantially in the form attached as Exhibit 3.2 hereto (the “Parent Bylaws”) and incorporated by reference herein, in each case, with such changes as may be agreed in writing by Parent and the Company.

In connection with the Domestication, (i) each then issued and outstanding Parent Class A Ordinary Share shall convert automatically into one Parent Common Share, (ii) each whole Parent Warrant that is outstanding and unexercised shall convert automatically into a warrant to acquire one Parent Common Share pursuant to the terms of the Warrant Agreement (each, a “Domesticated Parent Warrant”), (iii) each then issued and outstanding Parent Unit shall separate and convert automatically into one Parent Class A Ordinary Share and one-half of one redeemable Parent Warrant and each such Parent Class A Ordinary Share and each such whole Parent Warrant shall convert automatically into one Parent Common Share and one Domesticated Parent Warrant, respectively, and all Parent Units shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist, (iv) Parent’s name will be “Renaissance Nuclear, Inc.” and (v) the governing documents of Parent will become the Parent Certificate of Incorporation and the Parent Bylaws.

Upon the terms and subject to the conditions of the Merger Agreement, at least one business day following the Domestication, Merger Sub will merge with and into the Company after which the Company will be the surviving corporation and a wholly-owned subsidiary of Parent.

The Merger shall become effective upon the time of registration of the plan of merger with respect to the Merger (the “Plan of Merger”) by the Cayman Registrar or at such later time as is agreed to by the parties and specified in the Plan of Merger (the time at which the Merger becomes effective is herein referred to as the “Effective Time”). The Domestication, the Merger, and other transactions contemplated by the Merger Agreement are collectively referred to herein as the “Business Combination,” the consummation of the Merger is referred to as the “Closing” and the date of the Closing is referred to as the “Closing Date.”

Merger Consideration and Structure

Pursuant to the Merger Agreement, DAAQ has agreed to acquire all of the equity interests of the Company for the sum of $250,000,000 (the “Base Purchase Price”), comprising 25,000,000 Parent Common Shares (calculated as the quotient obtained by dividing (a) the Base Purchase Price, by (b) $10.00) (the “Aggregate Merger Consideration”).

Effect of the Merger

Each Company Ordinary Share issued and outstanding immediately prior to the Effective Time (other than any Excluded Shares and any Dissenting Shares) shall be converted into the right to receive a number of Parent Common Shares equal to the Conversion Ratio. Such conversion shall be effected pursuant to the Plan of Merger by means of the cancellation of such Company Ordinary Shares in exchange for the right to receive the Aggregate Merger Consideration. All of the Company Ordinary Shares converted into the right to receive the Aggregate Merger Consideration pursuant to the Merger Agreement shall no longer be outstanding and shall automatically be cancelled and shall cease to exist at the Effective Time.

“Company Ordinary Shares” means the ordinary shares of a par value of $0.0001 per share, of the Company.

“Conversion Ratio” means the quotient obtained by dividing (a) 25,000,000 (i.e., the number of Parent Common Shares constituting the Aggregate Merger Consideration), by (b) the number of shares constituting the Aggregate Fully Diluted Company Ordinary Shares.

“Aggregate Fully Diluted Company Ordinary Shares” means the sum, without duplication, of (a) all Company Ordinary Shares that are issued and outstanding immediately prior to the Effective Time; plus (b) the aggregate number of Company Ordinary Shares issuable upon full conversion, exercise or exchange of any other securities of the Company or any other member of the Company Group outstanding immediately prior to the Effective Time directly or indirectly convertible into or exchangeable or exercisable for Company Ordinary Shares.

Conversion of Merger Sub Ordinary Shares

At the Effective Time, each Merger Sub Ordinary Share issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) validly issued, fully paid and nonassessable ordinary share of the Surviving Company registered in the name of Parent. Such conversion shall be effected pursuant to the Plan of Merger.

Post-Closing Board of Directors and Executive Officers

Prior to the Effective Time, the parties shall mutually agree on the composition of Parent’s Board of Directors and Parent’s officers as of immediately following the Effective Time. At least a majority of the Board of Directors shall qualify as independent directors under Nasdaq or another national stock exchange rules, as applicable.

Representations, Warranties and Covenants

The parties to the Merger Agreement have made customary representations, warranties and covenants in the Merger Agreement, including, among other things, covenants with respect to the conduct of the Company and DAAQ and their respective subsidiaries prior to the Closing, including the Company’s covenant to provide to Parent no later than ninety (90) days following the date of the Merger Agreement with (a) the audited financial statements of the Company for the period from inception through a date to be mutually agreed by the parties and (b) the audited financial statements of Titan Strategics AS and its subsidiaries for the twelve month periods ended December 31, 2025 and 2024, for inclusion in the registration statement on Form S-4 to be filed by DAAQ and the Company in connection with the Business Combination (the “Registration Statement”), and Parent and the Company shall jointly prepare and file with the SEC, mutually acceptable proxy materials which shall be included in the Registration Statement.

During the period commencing on the date of execution of the Merger Agreement and until the earlier of the Closing Date and the termination of the Merger Agreement, DAAQ shall not, without Titan’s prior written consent, amend, modify, supplement or waive any material provision of any PIPE Subscription Agreement or the PIPE Financing or enter into any other documents or agreements in connection therewith other than the PIPE Subscription Agreement as in effect on the date thereof.

Conditions to Closing

The Closing of the Business Combination is subject to certain customary conditions of the respective parties, including, among other things: (i) approval of the Business Combination and related agreements and transactions by the respective shareholders of DAAQ and the Company; (ii) effectiveness of the Registration Statement; (iii) Parent’s initial listing application shall have been conditionally approved for listing on The Nasdaq Stock Market (“Nasdaq”) or another national stock exchange; (iv) there shall not have occurred a respective Material Adverse Effect in respect of the Company and Parent that is continuing; (v) that the respective Fundamental Representations shall be true and correct in all respects; (vi) the Certificate of Domestication and Parent Certificate of Incorporation shall have been duly filed with the Secretary of State of the State of Delaware; (vii) that all respective officer certificates of the Company and Parent are delivered; (viii) all parties shall have executed and delivered to each other a copy of each Ancillary Agreement to which they are a party; (ix) the size and composition of the post-Closing Parent Board of Directors shall have been appointed; (x) the aggregate Indebtedness of the Company Group at the Closing shall not exceed $500,000; (xi) the PIPE Financing (as defined below) shall have been consummated immediately prior to the Closing in accordance with the PIPE Subscription Agreement (as defined below), (xii) the amount of Parent Closing Cash at the Closing shall equal or exceed $10,000,000; and (xiii) that Parent shall have received information satisfactory to Parent, in its sole discretion, that (a) the Billingen exploration permits are valid and in good standing, (b) potential required applications for extensions of permits have been filed and that the Company and/or its subsidiaries qualify for being granted such extensions, including by having undertaken sufficient exploration work or having plans to undertake such work prior to the permit expiration dates, (c) no Swedish Authority consent is required for the Merger or the Post-Closing Restructuring, and (d) the Post-Closing Restructuring can be completed under Norwegian law.

Termination

        The Merger Agreement may be terminated by Parent and the Company under certain circumstances, including:

(i)	by mutual written agreement of Parent and the Company;

(ii)	by either Parent or the Company if (a) the Closing has not occurred on or before June 1, 2027, provided that such date shall be automatically extended for an additional three months if the Securities and Exchange Commission has provided more than one round of comments with respect to the Proxy Statement/Prospectus (such date as it may be extended, the “Outside Closing Date”) and (b) the material breach or violation of any representation, warranty, covenant or obligation under the Merger Agreement by the party (i.e., Parent or Merger Sub, on one hand, or the Company, on the other hand) seeking to terminate the Merger Agreement was not the cause of, or did not result in, the failure of the Closing to occur on or before the Outside Closing Date;

(iii)	by either Parent or the Company if the Business Combination is prohibited or made illegal by a final, non-appealable governmental order or law and the failure to comply with any provision of the Merger Agreement by the party seeking to terminate the Merger Agreement is not a substantial cause of, or has not substantially resulted in, such order or law;

(iv)	by Parent if the Mining Technical Report has not been delivered to Parent within seventy-five (75) days following the date of the Merger Agreement;

(v)	by Parent, if the Company, (a) at any time prior to the Closing, has breached any of its covenants, agreements, representations and warranties contained in the Merger Agreement except that, if such breach is curable by the Company through the exercise of its reasonable best efforts, then, for a period of up to 30 days after receipt of a notice from DAAQ, of such breach, but only as long as the Company continues to use its reasonable best efforts to cure such breach, such termination shall not be effective, and such termination shall become effective only if it is not cured within such 30-day period or (b) at any time after the Company Shareholder Written Consent Deadline if the Company has not delivered the Company Shareholder Approval to Parent (provided, that upon the Company delivering the Company Shareholder Approval to Parent, Parent shall no longer have any right to terminate the Merger Agreement); or

(vi)	by the Company, if Parent, at any time prior to the Closing, has breached any of its covenants, agreements, representations and warranties contained in the Merger Agreement except that, if such breach is curable by Parent through the exercise of its reasonable best efforts, then, for a period of up to 30 days after receipt of a notice from the Company, of such breach, but only as long as Parent continues to use its reasonable best efforts to cure such breach, such termination shall not be effective, and such termination shall become effective only if it is not cured within such 30-day period.

If the Merger Agreement is terminated, it will become void and have no further force or effect without liability of any party, except for liability resulting from a party’s willful and material breach or common law fraud.

The foregoing description of the Merger Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is filed hereto as Exhibit 2.1 and is incorporated herein by reference.

Certain Related Agreements

Parent Support Agreement

In connection with the execution of the Merger Agreement, Parent entered into a support agreement (the “Parent Support Agreement”) with DAAQ Sponsor LLC (the “Sponsor”), certain other shareholders of Parent and the Company, pursuant to which the Sponsor and each such Parent shareholder have agreed to, among other things, (i) vote all of its Parent Common Shares in favor of the various proposals related to the Business Combination and the Merger Agreement and any other matters requested by Parent for consummation of the Business Combination, (ii) vote against any alternative proposal or alternative transaction or any proposal relating to a business combination transaction (other than the Merger Agreement, the Merger or any of the transactions contemplated thereby), (iii) vote against any merger agreement or merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Parent (other than the Merger Agreement or the Ancillary Agreements and the Merger and the other transactions contemplated thereby), (iv) vote against any change in the business, management or board of directors of Parent (other than in connection with the Merger Agreement, the Merger or any of the transactions contemplated thereby), (v) vote against any proposal, action or agreement that would (A) impede, interfere with, delay, postpone, frustrate, prevent or nullify any provision of the Parent Support Agreement, the Merger Agreement, the Ancillary Agreements or the Merger or any of the transactions contemplated thereby, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Parent, the Merger Sub or the Sponsor under the Merger Agreement or the Parent Support Agreement, as applicable, (C) result in any of the conditions set forth in Article IX of the Merger Agreement not being fulfilled or (D) change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of, DAAQ, (vi) vote in favor of any proposal to extend the period of time DAAQ is afforded under its organizational documents to consummate an initial business combination, (vii) immediately prior to the Domestication, convert its Parent Class B Ordinary Shares on a one-for-one basis into Parent Class A Ordinary Shares, (viii) comply with the Letter Agreement dated April 28, 2025, including the obligation not to redeem its shares, (ix) waive any right to dissent, demand payment or seek appraisal under applicable Law, including the Cayman Companies Act, in connection with the Merger, (x) not commence, join in, facilitate, assist or encourage challenges to the Merger Agreement or the transactions contemplated thereby, and (xi) be bound by the exclusivity and publicity provisions of the Merger Agreement, in each case, subject to the terms and conditions of the Parent Support Agreement.

During the period commencing on the date of the Merger Agreement and ending on the earliest of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be validly terminated in accordance with its terms and (c) the liquidation of Parent, the Sponsor and each such Parent shareholder shall not, without the prior written consent of the Company, directly or indirectly, (i) sell, offer to sell, contract or agree to sell, hypothecate, transfer, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of or transfer, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Securities (as defined in the Parent Support Agreement) owned by such Parent shareholder or (iii) publicly announce any intention to effect any such transaction; provided, however, that the foregoing restrictions shall not apply to any Permitted Transfer (as defined in the Parent Support Agreement).

The foregoing description of the Parent Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Parent Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Company Support Agreement

In connection with the execution of the Merger Agreement, DAAQ entered into a support agreement (the “Company Support Agreement”) with the Company and certain shareholders of the Company (the “Company Supporting Shareholders”) pursuant to which the Company Supporting Shareholders agreed to, among other things, (i) vote to adopt and approve, the Merger Agreement and the transactions contemplated thereby, (ii) vote against any merger agreement or merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company (other than the Merger Agreement or the Ancillary Agreements and the Merger and the other transactions contemplated thereby), (iii) vote against any change in the business (to the extent in violation of the Merger Agreement), management or board of directors of the Company (other than in connection with the Merger Agreement and the transactions contemplated thereby, including the Merger), and (iv) vote against any proposal, action or agreement that would (A) impede, interfere with, delay, postpone, frustrate, prevent or nullify any provision of the Company Support Agreement, the Merger Agreement, the Ancillary Agreements or the Merger or any of the transactions contemplated thereby, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company or the Company shareholders under the Merger Agreement or the Company Support Agreement, as applicable, (C) result in any of the conditions set forth in Article IX of the Merger Agreement not being fulfilled, or (D) change in any manner the dividend policy or capitalization of the Company, including the voting rights of any share capital of the Company.

In addition, the Company Supporting Shareholders agreed that during the period commencing on the date of the Company Support Agreement until the earlier of (a) the Effective Time and (b) such date and time as the Merger Agreement shall be validly terminated in accordance with its terms, each Company Supporting Shareholder shall not, without the prior written consent of Parent, directly or indirectly, (i) sell, offer to sell, contract or agree to sell, hypothecate, transfer, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of or transfer any Company shares owned by such Company Supporting Shareholder, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Company shares owned by such Company Supporting Shareholder, or (iii) publicly announce any intention to effect any such transaction, provided, however, that the foregoing restrictions shall not apply to any Permitted Transfer (as defined in the Company Support Agreement). The Company Supporting Shareholders also agreed not to engage in any transaction involving the securities of Parent prior to the Closing, irrevocably waived any right to dissent, demand payment or seek appraisal under applicable Law, including the Cayman Companies Act, in connection with the Merger, and agreed not to commence, join in, facilitate, assist or encourage any challenge to the Merger Agreement or the transactions contemplated thereby, in each case, subject to the terms and conditions of the Company Support Agreement.

The foregoing description of the Company Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Company Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Lock-Up Agreement

Effective as of the Closing Date, Parent will enter into a Lock-Up Agreement (the “Lock-Up Agreement”) with DAAQ Sponsor LLC (the “Sponsor”), certain current and/or former shareholders, officers and directors of the Company and other parties party thereto, pursuant to which the Lock-up Shares (as defined below), if any, held by such holders immediately following the Closing will be subject to a lock-up (the “Lock-up”) for the Lock-up Period. The “Lock-up Period” means the period beginning on the Closing Date and ending on the eighteen-month anniversary thereof, during which the Lock-up Shares shall be released from the Lock-up in five equal installments in accordance with the following schedule set forth in the Lock-Up Agreement:

(a)	20% of the Lock-up Shares shall be released from the Lock-up on the six-month anniversary of the Closing Date;

(b)	20% of the Lock-up Shares shall be released from the Lock-up on the nine-month anniversary of the Closing Date;

(c)	20% of the Lock-up Shares shall be released from the Lock-up on the twelve-month anniversary of the Closing Date;

(d)	20% of the Lock-up Shares shall be released from the Lock-up on the fifteen-month anniversary of the Closing Date; and

(e)	20% of the Lock-up Shares shall be released from the Lock-up on the eighteen-month anniversary of the Closing Date.

Notwithstanding anything in the Lock-Up Agreement to the contrary, if at any time during the Lock-up Period, the Uranium Spot Trade Price (as defined below) for any 20 Trading Days (as defined below) within any 30 consecutive Trading Day period equals or exceeds:

(i)	$135, then 20% of the Lock-up Shares shall be released from the Lock-up, in the aggregate;

(ii)	$157, then 40% of the Lock-up Shares shall be released from the Lock-up, in the aggregate; and

(iii)	$179, then 60% of the Lock-up Shares shall be released from the Lock-up, in the aggregate.

The term “Lock-up Shares” means, in the case of each holder, 70% of the Parent Common Shares and any other equity securities convertible into or exercisable or exchangeable for or representing the rights to receive Parent Common Shares, if any, beneficially owned by such holder immediately following the Closing. Notwithstanding the foregoing, the Lock-up Shares shall not include Parent Common Shares acquired by any such holder in open market transactions during the Lock-up Period or the Advisor Shares.

The term “Trading Day” means any day on which both TradeTech, LLC and UxC, LLC publish a U₃O₈ spot price; provided that, if either TradeTech, LLC or UxC, LLC ceases publishing such spot price or does not publish such spot price for five consecutive Business Days, “Trading Day” shall mean any day on which the remaining publisher publishes a U₃O₈ spot price or, if neither publisher continues to publish such spot price, any day on which a comparable replacement uranium pricing source selected by the Company in good faith publishes a U₃O₈ spot price.

The term “Uranium Spot Trade Price” means, for any Trading Day, the arithmetic average of the U₃O₈ spot prices per pound most recently published by TradeTech, LLC and UxC, LLC as of such Trading Day and reported on Cameco Corporation’s uranium price webpage; provided that, if only one such price is available, the available price shall control.

The foregoing description of the form of Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Lock-Up Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Amended and Restated Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, Parent, certain Sponsor Parties, ROPA Investments (Gibraltar) Limited, a Gibraltar corporation (“ROPA”), and certain ROPA designees (collectively, the “Holders”) will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”), pursuant to which Parent will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain Parent Common Shares that are held by the Holders from time to time, including (a) any outstanding Parent Common Shares, including any Parent Common Shares issued or issuable to a Holder pursuant to the Merger Agreement, and any Parent Common Shares issued or issuable upon the exercise, conversion, vesting or settlement of any other equity security of the Company held by a Holder immediately following the Closing; (b) any outstanding Parent Common Shares and Parent Common Shares issued or issuable upon the exercise of any other equity security of Parent acquired by a Holder following the Closing Date to the extent that such securities are “restricted securities” (as defined in Rule 144) or are otherwise held by an “affiliate” (as defined in Rule 144) of Parent; (c) any Additional Holder Common Stock (as defined in the Registration Rights Agreement); and (d) any other equity security of Parent or any of its subsidiaries issued or issuable with respect to any securities referenced in clause (a), (b) or (c) above by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

The Registration Rights Agreement amends and restates the registration rights agreement that was entered into by DAAQ, the Sponsor and the other parties thereto in connection with DAAQ’s initial public offering. The Registration Rights Agreement will terminate, with respect to any Holder, on the date that such Holder no longer holds any Registrable Securities (as defined therein).

The foregoing description of the form of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement, a copy of which is filed as Exhibit 10.4 hereto and incorporated by reference herein.

Advisor Agreement and Shares

As promptly as reasonably practicable following the date of the Merger Agreement, the Sponsor and Parent will mutually agree on the form of an advisor agreement to be entered into at Closing, pursuant to which the Sponsor will act as an advisor to Parent and its board of directors following the Closing. At the Closing, Parent shall issue to the Sponsor 4,000,000 Parent Common Shares, the vesting of which shall be subject to the fulfillment of the following share price metrics (the “Advisor Shares”):

(a)	if the closing price of the Parent Common Shares following the Closing equals or exceeds $12.50, 1,000,000 Parent Common Shares shall vest;

(b)	if the closing price of the Parent Common Shares following the Closing equals or exceeds $15.00, 1,000,000 Parent Common Shares shall vest;

(c)	if the closing price of the Parent Common Shares following the Closing equals or exceeds $17.50, 1,000,000 Parent Common Shares shall vest; and

(d)	if the closing price of the Parent Common Shares following the Closing equals or exceeds $20.00, 1,000,000 Parent Common Shares shall vest.

The Parent Equity Incentive Plan shall initially have 6,000,000 Parent Common Shares available for issuance thereunder, and shall include an “evergreen” provision mutually agreeable to the Company and Parent providing for an automatic increase on the first day of each fiscal year in the number of shares available for issuance under the Parent Equity Incentive Plan as mutually determined by the Company and Parent. Out of the authorized shares under the Parent Equity Incentive Plan, an initial allocation of 1,000,000 Parent Common Shares will be awarded and issued under the Parent Equity Incentive Plan simultaneously with the Advisor Shares at the Closing to one or more persons designated by ROPA, the vesting of which will be subject to the same share price metrics as those for the Advisor Shares.

PIPE Subscription Agreement

Contemporaneously with the execution of the Merger Agreement, Parent entered into a subscription agreement (the “PIPE Subscription Agreement”), with an accredited investor (the “PIPE Investor”), pursuant to which the PIPE Investor agreed to subscribe for, or to introduce other accredited investors to purchase, and Parent agreed to issue to the PIPE Investor and such other subscribers, an aggregate of 1,500,000 Parent Common Shares at a purchase price of $10.00 per share (the “PIPE Financing”) for aggregate gross proceeds of $15,000,000 (the “PIPE Investment Amount”). Additionally, as consideration for its participation in the PIPE Financing, Parent agreed to issue at the closing of the PIPE Financing 250,000 Parent Common Shares (the “Participation Shares”) to the PIPE Investor. Immediately prior to the issuance of the Participation Shares and immediately following the Domestication, the Sponsor agreed to forfeit to Parent for no consideration a number of Parent Common Shares equal to the number of Participation Shares. Parent has agreed to register for resale the Parent Common Shares purchased by the PIPE Investor and the Participation Shares to be issued to the PIPE Investor pursuant to the PIPE Subscription Agreement by filing a registration statement with the SEC within 30 days of the closing of the PIPE Financing. The PIPE Financing is expected to close on the Closing Date.

The foregoing description of the PIPE Subscription Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the PIPE Subscription Agreement, a form of which is filed as Exhibit 10.5 hereto and incorporated by reference herein.

Contemporaneously with the execution of the Merger Agreement, Parent entered into a finders agreement with a third party (the “Finder”), whereby, in consideration of the Finder introducing Parent to Titan Strategics AS, after the Domestication and upon the consummation of the Business Combination, Parent shall issue and deliver to the Finder or its designee an aggregate of 1,750,000 Parent Common Shares (the “Referral Fee Shares”). Immediately prior to the issuance of the Referral Fee Shares and immediately following the Domestication, the Sponsor agrees to forfeit to Parent for no consideration a number of Parent Common Shares equal to the number of Referral Fee Shares. Parent agreed to register the Referral Fee Shares on materially the same terms as the Registration Rights Agreement, dated April 28, 2025, by and among Parent, the Sponsor and the other holders party thereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of Parent Common Shares to the PIPE Investor and the other subscribers pursuant to the PIPE Subscription Agreement and the Referral Fee Shares to the Finder pursuant to the finders agreement is incorporated by reference herein. The Parent Common Shares issuable to the PIPE Investor and the other subscribers pursuant to the PIPE Subscription Agreement and the Referral Fee Shares to the Finder pursuant to the finders agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On October 8, 2026, DAAQ and Titan issued a press release relating to, among other things, the Business Combination. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The foregoing exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Important Information About the Business Combination and Where to Find It

The Business Combination will be submitted to shareholders of DAAQ for their consideration. DAAQ and Titan intend to jointly file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to DAAQ’s shareholders as of a record date to be established for voting on the Business Combination and other proposals. DAAQ may also file other relevant documents regarding the Business Combination with the SEC. DAAQ’s shareholders and other interested persons are advised to read, once available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with DAAQ’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about DAAQ, Titan and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive Proxy Statement/Prospectus, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by DAAQ, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: DAAQ’s principal executive offices at 174 Nassau Street, Suite 2100, Princeton, New Jersey 08542.

Participants in the Solicitation

DAAQ and Titan and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Business Combination under the rules of the SEC. Information about (i) the directors and executive officers of DAAQ is set forth in the DAAQ Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 3, 2026, and (ii) a description of the interests of the directors and executive officers of DAAQ and Titan, and the Business Combination, will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, which documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial, performance and operational metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the proposed Business Combination and the projected future financial performance of Titan following the proposed Business Combination; (3) changes in the market for Titan’s expansion plans and opportunities; (4) the sources and uses of cash in connection with the proposed Business Combination; (5) the anticipated capitalization and enterprise value of DAAQ following the consummation of the proposed Business Combination; (6) current and future potential commercial and customer relationships; (7) the ability to operate efficiently at scale; (8) anticipated investments in capital resources and research and development, and the effect of these investments; (9) the amount of redemption requests made by DAAQ’s public shareholders; (10) the ability of DAAQ to issue equity or equity-linked securities in the future; (11) the failure to achieve the minimum cash at closing requirements; (12) the inability to obtain or maintain the listing of the combined company’s common stock on Nasdaq following the proposed Business Combination, including but not limited to redemptions exceeding anticipated levels or the failure to meet Nasdaq’s initial listing standards in connection with the consummation of the proposed Business Combination; (13) the availability and funding of the PIPE Financing, including the risk that any PIPE Investor may fail to satisfy its obligations; and (14) expectations related to the terms and timing of the proposed Business Combination. These statements are based on various assumptions, whether or not identified in this Form 8-K, and on the current expectations of DAAQ’s and Titan’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DAAQ and Titan. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DAAQ’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 3, 2026, and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, and in those other documents that DAAQ and Titan has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither DAAQ nor Titan presently know or that DAAQ and Titan currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect DAAQ’s and Titan’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. DAAQ and Titan anticipate that subsequent events and developments will cause DAAQ’s and Titan’s assessments to change. However, while DAAQ and Titan may elect to update these forward-looking statements at some point in the future, DAAQ and Titan specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DAAQ’s and Titan’s assessments as of any date subsequent to the date of this release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1†	Merger Agreement, dated as of October 7, 2026, by and between Digital Asset Acquisition Corp. and Titan Strategics Holdings Ltd

3.1	Form of Certificate of Incorporation of Parent

3.2	Form of Bylaws of Parent

10.1†	Parent Support Agreement, dated as of October 7, 2026, by and among Digital Asset Acquisition Corp., Titan Strategics Holdings Ltd, DAAQ Sponsor LLC and certain other shareholders of Parent

10.2†	Company Support Agreement, dated as of October 7, 2026, by and among Digital Asset Acquisition Corp., Titan Strategics Holdings Ltd and the other parties thereto

10.3	Form of Lock-Up Agreement

10.4	Form of Amended and Restated Registration Rights Agreement

10.5	Form of PIPE Subscription Agreement

99.1	Joint Press Release, dated October 8, 2026

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

†	Certain of the schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ASSET ACQUISITION CORP.

	By:	/s/ Peter Ort
		Name:	Peter Ort
		Title:	Principal Executive Officer and Co-Chairman

Date: October 8, 2026